UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)
(304) 530-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SMMF	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Summit Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 21, 2019 in Moorefield, West Virginia for the purpose of considering and voting upon the following:

i.	To elect one (1) director to serve until the Annual Meeting in 2021 and to elect five (5) directors to serve until the Annual Meeting in 2022;

ii.	To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers;

iii.	To approve a non-binding advisory proposal on the frequency of future votes on the compensation of the Company’s named executive officers;

iv.	To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and

v.	To transact such other business as may properly come before the Meeting.

(b)
The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 12,743,367 shares of which 10,605,758 shares representing 83.23% were present at the meeting either in person or by proxy. The holders of common stock of the Company voted on four proposals. No other business was brought before the meeting.

The results of the voting on the four proposals were as follows:

(i)	Proposal 1 - To elect one (1) director to serve until the Annual Meeting in 2021 and five (5) directors to serve until the Annual Meeting in 2022.
The following director was elected to serve until the Annual Meeting in 2021:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Jason A. Kitzmiller	8,541,557	368,565	-	1,697,479

The following directors were elected to serve until the Annual Meeting in 2022:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Oscar M. Bean	7,816,607	1,097,896	-	1,697,479
Dewey F. Bensenhaver	7,949,162	965,452	-	1,697,479
John W. Crites, II	8,610,533	297,823	-	1,697,479
James P. Geary, II	7,927,728	986,887	-	1,697,479
Charles S. Piccirillo	7,946,765	967,738	-	1,697,479

(ii)	Proposal 2 - To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES

8,211,694	306,531	390,054	1,697,479

(iii)	Proposal 3 - To approve a non-binding advisory proposal on the frequency of futures votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES

2,482,876	63,530	5,921,591	440,282	1,697,479

In light of the shareholders’ recommendation of a frequency for future votes on the compensation of the Company’s named executive officers of three years, at this time, the Company plans on conducting a shareholder vote every three years regarding the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholder votes on compensation of named executive officers.

(iv)	Proposal 4 - To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES

10,473,540	29,556	102,662	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: May 23, 2019	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer